Report of Ernst & Young LLP,
Independent Registered Public
Accounting Firm

To the Shareholders and Board
of Trustees of
Money Market Obligations Trust

In planning and performing our
 audits of the financial statements
 of Automated
Government Money Trust, Trust
for U.S. Treasury Obligations,
 Liberty U.S. Government
Money Market Trust, Federated
Short-Term U.S. Government Trust,
 Money Market
Management, Automated Cash
Management Trust, Federated
Master Trust, Federated
Capital Reserves Fund, Federated
Government Reserves Fund and
Federated Municipal
Trust Fund (the ?Funds?)
(ten of the portfolios constituting
Money Market Obligations
Trust) as of and for the year ended
July 31, 2009, in accordance with
the standards of the
Public Company Accounting Oversight
Board (United States), we considered
their
internal control over financial
reporting, including controls over
safeguarding securities,
as a basis for designing our
auditing
procedures for the purpose of
expressing
our opinion
on the financial statements
and to
comply with the requirements
 of Form N-SAR, but not
for the purpose of expressing
an opinion on the effectiveness
of the Funds? internal
control over financial reporting.
Accordingly, we express no such
opinion.
The management of the Funds is
responsible for establishing and
 maintaining effective
internal control over financial
reporting. In fulfilling this
responsibility, estimates and
judgments by management are
required to assess the expected
benefits and related costs
of controls. The Funds? internal
control over financial reporting
is a process designed to
provide reasonable assurance
regarding the reliability of
financial reporting and the
preparation of financial statements
for external purposes in accordance
with generally
accepted accounting principles.
A company?s internal control over
financial reporting
includes those policies and
procedures that (1) pertain
to the maintenance of records
that,
in reasonable detail, accurately
and fairly reflect the transactions
and dispositions of the
assets of the company; (2) provide
reasonable assurance that transactions
are recorded as
necessary to permit preparation of
financial statements in accordance
with generally
accepted accounting principles,
and that receipts and expenditures
of the company are
being made only in accordance with
authorizations of management and
directors of the
company; and (3) provide reasonable
assurance regarding prevention or
timely detection
of unauthorized acquisition, use or
disposition of a company?s assets that
could have a
material effect on the financial
statements.
Because of its inherent limitations,
internal control over financial
reporting may not
prevent or detect misstatements. Also,
projections of any evaluation of
effectiveness to
future periods are subject to the
risk that controls may become
inadequate because of
changes in conditions, or that the
degree of compliance with the policies
 or procedures
may deteriorate.
A deficiency in internal control over
financial reporting exists when the
design or
operation of a control does not allow
management or employees, in the normal
course of
performing their assigned functions,
to prevent or detect misstatements
on a timely basis.
A material weakness is a deficiency,
or a combination of deficiencies, in
 internal control
over financial reporting, such that
there is a reasonable possibility
that a material
misstatement of the Funds? annual
or
interim financial statements will
not be prevented
or detected on a timely basis.
Our consideration of the Funds?
internal control over financial
reporting was for the
limited purpose described in the
first paragraph and would not
necessarily disclose all
deficiencies in internal control
that might be significant deficiencies
or material
weaknesses under standards
established by the Public Company
Accounting Oversight
Board (United States). However, we
noted no deficiencies in the Funds?
internal control
over financial reporting and its
operation, including controls over
safeguarding securities,
that we consider to be a material
 weakness as defined above as of
July 31, 2009.

This report is intended solely for
the information and use of management
and the Board
of Trustees of Money Market Obligations
Trust and the Securities and Exchange
Commission and is not intended to be
 and should not be used by anyone other
than these
specified parties.



Ernst & Young LLP

Boston, Massachusetts
September 21, 2009